REVOCABLE PROXY                                                       Exhibit 99

                            FIRST ESSEX BANCORP, INC.
                  71 MAIN STREET, ANDOVER, MASSACHUSETTS 01810

    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Leonard A. Wilson and David W. Dailey and each of them the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of First Essex Bancorp, Inc. (the "Corporation") held of record by the undersigned at the close of business on October 31, 1996, on behalf of the undersigned at the Special Meeting of Stockholders of the Corporation to be held on Thursday, December 19, 1996 at 10:00 a.m. local time at the Andover
Country Club, 60 Canterbury Street, Andover, Massachusetts and at any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the approval and adoption of the Agreement and Plan of Reorganization, dated August 5, 1996, as amended, by and among the Corporation, Finest Financial Corp. and Pelham Bank and Trust Company, and each of the transactions contemplated thereby, as such has been recommended by the Board of Directors, so that a stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy on the reverse side and return it in the enclosed envelope.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON AND DATE ON REVERSE SIDE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                         _____________
                                                        | See Reverse |
                                                        |     Side    |
                                                        |_____________|





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[X]Please mark votes as in this example

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Special Meeting of Stockholders and Joint Proxy Statement--Prospectus and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Joint Proxy Statement--Prospectus.

         1. Approval and adoption of Agreement and Plan of Reorganization, dated August 5, 1996, as amended, by and among the Corporation, Finest Financial Corp. and Pelham Bank and Trust Company, and each of the transaction contemplated thereby.

            [ ] FOR     [ ]AGAINST  [ ] ABSTAIN


                                 MARK HERE                  MARK HERE IF
                                 FOR ADDRESS  [ ]           YOU PLAN TO   [ ]
                                 CHANGE AND                 ATTEND THE
                                 NOTE AT LEFT               MEETING


                                    Please date and sign exactly as name appears
                                    hereon and return in the enclosed  envelope.
                                    Where there is more than one holder only one
                                    must  sign.  When  signing  as an  attorney,
                                    administrator,    executor,    guardian   or
                                    trustee, please add your full title as such.
                                    If  executed  by a  corporation,  the  proxy
                                    should  be  signed  by  a  duly   authorized
                                    person,   stating   his  or  her   title  or
                                    authority.

                  Signature:___________________________  Date___________________

                  Signature:___________________________  Date___________________